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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


Board of Directors
Navitas International Corporation


We consent to the incorporation in this Registration Statement on Form S-1 of our report dated December 21, 2005, on our audit of the financial statements of Navitas International Corporation for the period from November 14, 2005 (inception) through December 16, 2005.


                                      /s/ Miller Ellin and Company LLP
                                      ---------------------------------------
                                      Miller Ellin and Company LLP


New York, New York
December 21, 2005